Exhibit 99.906.CERT
                                                            -------------------

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Jean Bernhard Buttner, Chairman and President of the Value Line Special Situations Fund, Inc. (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 12/31/04 (the "Form N-CSR") fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: March 4, 2005

                                         By: /s/ Jean Bernhard Buttner
                                             -------------------------
                                                 Jean Bernhard Buttner
                                                 Chairman and President
                                        Value Line Special Situations Fund, Inc.

                                                            Exhibit 99.906.CERT
                                                            -------------------

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, David T. Henigson, Vice President and Secretary/Treasurer of the Value Line Special Situations Fund, Inc. (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 12/31/04 (the "Form N-CSR") fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: March 4, 2005

                                           By: /s/ David T. Henigson
                                               ---------------------
                                                   David T. Henigson
                                        Vice President and Secretary/Treasurer
                                        Value Line Special Situations Fund, Inc.